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                                     EX-99.3

INDEPENDENT AUDITORS' CONSENT


We consent to the inclusion in the Current Report on Form 8-K dated March 6, 2002, as amended May 10, 2002, of The Management Network Group, Inc., filed with the Securities and Exchange Commission, of our report dated March 27, 2002 with respect to the Audited Financial Statements for Cambridge Strategic Management Group, Inc. for The Year Ended December 31, 2001 and Independent Auditors' Report.


                                     /s/ Vocatura, Spagnuolo & Company, P.C.
Waltham, Massachusetts
May 10, 2002